Acucela is a clinical-stage biotechnology company that specializes in discovering and developing novel therapeutics to treat and slow the progression of sight-threatening ophthalmic diseases affecting millions of individuals worldwide. Acucela: Pursuit of Science through Innovation Tokyo, JAPAN May 31, 2014

DISCLAIMER This presentation contains forward-looking statements concerning our approved products and product development, our technology, our competitors, our intellectual property, our financial condition and our plans for research and development programs that involve risks, uncertainties and assumptions. These statements are based on the current estimates and assumptions of the management of Acucela as of the date of this presentation and are subject to uncertainty and changes in circumstances. Given these uncertainties, you should not place undue reliance upon these forward-looking statements. Such forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause the actual results of Acucela to be materially different from those reflected in such forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward- looking statements include, among others, those set forth in our reports on file with the Tokyo Securities Exchange and the United States Securities and Exchange Commission. The Company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. All statements contained in this presentation are made only as of the date of this presentation. 2 May IR Conference

Introduction

Dr. Kubota Profile May IR Conference 4 Performed over 1,000 ocular surgeries to treat diabetic retinopathy, retinal detachment, glaucoma, cataract, strabismus, and other eye disorders 1991 Earned medical degree (MD), Keio University 1996 Obtained Board Certification in Ophthalmology from the Japanese Ophthalmological Association 1998 Discovered a glaucoma gene, myocilin, earning him the Suda Award 1999 Earned PhD, Molecular Biology, Keio University 2000/01 University of Washington School of Medicine, Ophthalmology, Senior Fellow, School of Medicine, Biological Structure; Appointed Acting Assistant Professor in 2001 2002 Established Acucela Inc. 2011 Selected in the Nikkei Business 100, Nikkei Business Magazine’s list of the most influential people – Japan 2012 Featured in AERA “Gendai-no-Shozo;” named Emerging Leader - Japan, a US/Japan Innovation Award, Japan Society of Northern California and Stanford University’s US-Asia Technology Management Center

Acucela’s Vision and Mission Vision: Innovative ophthalmology company focused on developing therapies to treat sight- threatening diseases Mission: • To address unmet medical needs in sight-threatening diseases through scientific innovations • To build a unique company with continuous value creation for society • To create an excellent working environment and quality of life for employees 5 May IR Conference

Company Overview • Founded in 2002 − Founder: Ryo Kubota MD, PhD • IPO Completed – February 2014 − Mothers Board of the Tokyo Stock Exchange (ticker symbol: 4589) • Locations − United States headquarters (Seattle, WA) − Research and Development facility (Bothell, WA) − Japan office (Shibuya-ku, Tokyo) • Main business: Development efforts based on our proprietary Visual Cycle Modulation, or VCM, compounds – Emixustat hydrochloride: Acucela’s proprietary investigational compound based on VCM technology – Orally administered investigational new drug product candidate for the potential treatment of geographic atrophy (GA )associated with dry AMD – No medications approved for GA associated with dry AMD – Fast Track status granted by the U.S. Food and Drug Administration (2010) – Five phase 1 clinical trials and a phase 2a clinical trial have been completed – Phase 2b/3 trial enrollment completed (March 2014) – All patients are scheduled to receive either emixustat or placebo for two years – Top-line 24-month clinical trial results anticipated in mid-2016 6 Acucela is a clinical-stage biotechnology company that specializes in discovering and developing novel therapeutics to treat and slow the progression of sight -threatening ophthalmic diseases impacting millions of individuals worldwide May IR Conference

Business Strategy The key elements of our strategy are to: • Continue to expand ophthalmic product pipeline through internal research and additional partnering opportunities • Educate on the pharmacologic approach of visual cycle modulation (VCM) • Drive the development and commercialization of investigational drug product candidates • Collaborate with Otsuka Pharmaceutical to successfully develop investigational drug product candidates • Continue to expand the company’s infrastructure 7 Our objective is to identify, develop or acquire, and commercialize novel therapeutics to treat sight-threatening ophthalmic diseases May IR Conference

Partnership with Otsuka Pharmaceutical • September 2008 − Entered into an agreement to collaborate on the development of emixustat, our lead VCM-based investigational drug product candidate for the potential treatment of GA associated with dry AMD • September 2010 − Entered into an agreement to co-develop and co-promote OPA-6566 for the potential treatment of ocular hypertension and/or glaucoma • 2008-2013 − Joint clinical development program for rebamipide, an investigational drug product candidate for dry eye syndrome • We have a joint development committee in place to serve as a governing entity on our collaboration 8 A major shareholder and a long-standing partner May IR Conference

US Standard Drug Development – Many Years and Low Chance of Success 9 12 Introduction Product Surveillance Phase IV 11 Registration 10 Development Clinical Tests (Human) Phase III (1,000~5,000 patients) 9 8 Phase II (100~500 patients) 7 Phase I (20~100 patients) 6 Preclinical Tests (Animal) 5 4 3 Basic Research Synthesis, Examination & Screening 2 1 Ye ar s P harm a R& D 1 2 2-5 5-10 10-20 Substances 10,000-30,000 Substances NDA IND Source: Drug Information Association. May IR Conference

60 50 40 30 20 10 39 5 30 5 35 2 27 2 24 5 17 6 21 6 31 5 18 2 18 4 16 2 21 3 15 6 N um be r of D ru gs A pp rove d NMEs BLAs 1997 2000 2001 2002 2003 2004 2005 2006 2007 2010 1998 1999 2008 2009 19 6 2011 FDA Drug Approvals (since 1993) 24 6 33 6 25 2 2013 2012 53 6 29 1 21 2 25 2 1995 1994 1996 1993 Figure 1| FDA NME approvals since 1993. New molecular entities (NMEs) and biologics license applications (BLAs) approved by the Center for Drug Evaluation and Research (CDER) since 1993. Approvals by the Center for Biologics Evaluation and Research (CBER) are not included in this drug count. Data for NMEs are from Drugs@FDA.com, data for BLAs are directly from the US Food and Drug Administration (FDA). 10 Source: Nature Reviews, February 2014, volume 13., no.2., page 86. May IR Conference

NDA US Standard Drug Development Process • Phase 1 − The initial introduction of an investigational new drug into humans • Phase 2 − Phase 2 includes the controlled clinical studies conducted to evaluate the effectiveness of the drug for a particular indication or indications in patients with the disease or condition under study and to determine the common short-term side effects and risks associated with the drug • Phase 3 − Phase 3 studies are expanded controlled and uncontrolled trials. They are intended to gather the additional information about effectiveness and safety that is needed to evaluate the overall benefit -risk relationship of the drug and to provide an adequate basis for physician labeling May IR Conference 11 Basic Research Prototype Design or Discovery Preclinical Development Clinical Development Phase 1 Phase 2 Phase 3 FDA Filing Approval Source: Authenticated US Government Information, 21 CFR 312.21; 4-1-01 Edition; pages 62-63 Source: FDA (White Paper Prescription Drug User Fee Act (PDUFA))

Pipeline Chart May IR Conference 12 Drug PRE-CLINICAL PHASE 1 PHASE 2 PHASE 3 Product Origin (2) Acucela Territory IP Expiration Date Emixustat HCI Acucela North America (joint), EU, South America and Africa, Nov 2029 (Subject to extension)(3) Other VCM and retina product candidates Global OPA-6566 Otsuka US (Joint）(4) April 2025 (5) Stargardt Disease, Retinitis Pigmentosa, Retinopathy of Prematurity Glaucoma AMD V C M Stargardt Disease, Retinitis Pigmentosa, Retinopathy of Prematurity (1) DR/DME (1) Refers to back-up compounds (2) Refers to the party who identified the product candidate. (3) Excludes the potential for additional years of patent protection due to the Hatch-Waxman Act and additional use patents. (4) Following completion of the phase 2 and phase 3 clinical trials, subject to our election to co-develop and co-promote OPA-6566. (5) Otsuka, as the originator, may have the ability to apply for an extension of up to five years to increase the patent life for OPA-6566.

Ophthalmic Pharmaceuticals Market • Acucela positions itself in the large, growing and underserved ophthalmic pharmaceuticals market • Worldwide ophthalmic pharmaceutical market was $17.5 billion in 2011 and is expected to grow to $34.7 billion by 2023, representing a 5.9% compounded annual growth rate (1) • Acucela’s two lead investigational drug product candidates (emixustat and OPA-6566) target segments of this market that collectively represented a majority of its value (2) 13 0.0 5.0 10.0 15.0 20.0 25.0 30.0 35.0 40.0 2011 2023 Retina Glaucoma Dry eye Other 17.5bn 34.7bn CAGR 5.9% $ billion Retina $3.9B 22% Glaucoma $5.2B 30% Dry Eye $2.2B 13% Other $6.1B 35% 2011 Global Prescription Market (1) (1) visiongain, Ophthalmic Drugs: World Market Prospects 2013 – 2023 (2) 2011 Market basis May IR Conference

Visual Cycle Modulation

So You May Be Asking…. • How was the concept of Visual Cycle Modulation (VCM) formed? • How did it originate and why? • Who coined the term? • How unique or innovative is it? • Why oral administration? 15 May IR Conference

The Visual Cycle 16 The visual cycle is the biological conversion of light into an electrical signal in the retina (back of the eye) which is perceived by the brain as vision. During exposure to bright light, the visual cycle is extremely active and may produce toxic by-products that cannot be eliminated. May IR Conference

Retinal Pigment Epithelium 11-cis-retinal 11-cis-retinol all-trans-retinyl ester all-trans-retinol Rod Photoreceptor 11-cis-retinal + Opsin (Rhodopsin) RPE65 all-trans retinal Precursors of vitamin A toxins 1 7 Formation of Vitamin A Toxins in the Visual Cycle • In the mammalian visual cycle, the Retinal Pigment Epithelium protein 65 (RPE65) plays a crucial role in the conversion of dietary vitamin A to visual chromophore, 11-cis retinal. • The visual chromophore combines with opsin in rod photoreceptors to form rhodopsin. • Light activation of rhodopsin triggers an electro-chemical cascade which results in visual sensation. • 11-cis retinal and the product of light-activated rhodopsin (all-trans retinal) have the potential to spontaneously react with membrane lipids and form vitamin A toxins, such as A2E. all-trans retinol Emixustat 17 May IR Conference

AMD: Proposed Disease Progression and Potential Targets for Intervention




Aging, Oxidative Stress, Light Damage, Genetic Factors
(drusen, RPE de/hyperpigmentation, lipofuscin & A2E)
Early Pathology
RPE Dysfunction
Chronic Inflammation
(immune response & complement activation)
Intermediate Pathology
Damage/Death of RPE
Photoreceptor Cell Death
Late Pathology
Geographic Atrophy
Choroidal Neovascularization
Investigational Approaches
» Visual Cycle Modulators
» Anti-amyloid ß
» Complement inhibitors
Approved Therapy
» Anti-VEGF medications

Source: Kanda A. et al, Inflammation in the pathogenesis of AMD. Br J Ophthalmol 2008; 92: 448-450

ACUCELA

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Visual Cycle Modulation Technology 19 We maintain a leadership position in the area of visual cycle modulation research as a result of our founder’s pioneering efforts to create and develop this technology, as well as the results of our clinical trials, and the patent portfolio we have assembled. May IR Conference Emixustat Hydrochloride

Emixustat Hydrochloride

Visual Impact of Geographic Atrophy 21 May IR Conference

22 Targeted Approach to the Retina VCM targeted specifically for retinal diseases Emixustat • Designed to reduce 11-cis retinal in photoreceptors Approach • A key enzyme in the eye’s visual cycle, targeted to RPE65 isomerase • Pharmacological effect in RPE cellular layer of the eye Non-retinoid Small Molecule • Does not activate retinoic acid receptors May IR Conference

Drug Development Path

Emixustat for GA associated with dry AMD: Investigational compound based on Acucela's proprietary VCM



2005 – 2007
- Toxicology
- Proof-of-concept in preclinical model
- Medical chemistry

2008
- IND filed
- First human trial

2009 – 2012
- Five phase 1 trials completed
- One phase 2a trial completed (GA subjects)
- 179 total subjects exposed to emixustat
- Fast track designation granted

2013
- Phase 2b/3 trial commences
- Two-year treatment

2014
- Phase 2b/3 trial enrollment completed in 508 subjects

ACUCELA
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Phase 2b/3 Emixustat Clinical Trial • Design − Randomized, double-masked, dose-ranging study comparing the safety and efficacy of emixustat with placebo in patients with GA associated with dry AMD • Objectives − Primary objective – Determine if emixustat reduces the rate of GA lesion progression compared to placebo − Secondary objectives – Evaluate safety and tolerability – Assess changes in best-corrected visual acuity – Evaluate the effect on the development of choroidal neovascularization (wet AMD) • Status − Enrollment completed (N=508) − Top-line 24-month clinical trial results anticipated in mid-2016 24 May IR Conference

OPA-6566

OPA-6566 for Glaucoma • Approach − Adenosine A2a receptor agonist − New mechanism of action not seen in approved medications • Development Status − IND filed in June 2011 − US phase 1/2 clinical trial conducted in patients with open- angle glaucoma and/or ocular hypertension • Phase 1/2 Clinical Trial − Designed as a first-in-human, randomized, multi-center, placebo and active-controlled (latanoprost), investigator- masked, dose-escalation (four doses), parallel group study in 160 subjects carried out over four weeks of treatment evaluating safety, pharmacokinetics and efficacy (IOP lowering effects) • Current Status − After a phase 1/2 clinical trial in the United States it was determined that further pre-clinical evaluations are needed, and future development plans for OPA-6566 will be based on the results of such evaluations 26 Flow of Aqueous Humor Flow of Aqueous Humor Trabecular Meshwork Schlemm’s Canal Schlemm’s Canal Trabecular Meshwork ueous Humor May IR Conference

The Innovation Model

28 May IR Conference *Large vs. Small Companies’ Innovation *Source: The Burrill & Company 25th Annual Report on the Life Sciences Industry, Page 33, Fig. 2.11. **Source: The Burrill & Company 25th Annual Report on the Life Sciences Industry, Page 33. 100 80 60 40 20 P er ce nt S ha re of NMEs A pp ro ve d Large Companies Actual Small Companies Actual Large Companies Expected Small Companies Expected 1950 2006 1998 1982 2002 1954 1962 1966 1970 1974 1978 1986 1990 1994 **A 2008 Burrill & Company reported: • Biotech spends less and produces more innovation • Biotech company R&D spend: $28B annually • Pharmaceutical company R&D spend: $50B annual

The Innovation Model • Diversity: Encouraging and fostering diversity is a critical component to innovation and innovative problem solving − Patience is important; taking time to listen to a variety of ideas − Confidence in the team and the team dynamic; surrounding oneself with diverse people − Open to new ideas and new thinking; even “wild” ideas can lead to the best solutions • Failure: Innovation is about taking risks, which can lead to failure − Failure is part of the reality of any innovation • Build Trust: Open, honest and ongoing conversation builds trust − The 80/20 rule: give equal weight to both the majority and minority opinion − Constructing and communicating a clear vision provides an important foundation so creative problem solving can take place − Encourage benefit of doubt and curiosity, avoid knee jerk reaction 29 May IR Conference

Core Competencies Adaptive Collaborative Unique Curiosity Excellence Long-Term Accountable 30 May IR Conference

Innovators Forge New Paths and Challenge Conventional Wisdom Acucela has made innovation core to who we are and what we do: • They said people don’t start biotech companies in their basement. We did. • They said we couldn’t come up with an investigational candidate in less than two years. We did. • They said that human visual cycle could not be modulated with pharmacologic intervention. We did. • Biotech companies rarely survive beyond 10 years. We are. • No US-based company achieved primary status on the prestigious Mothers Board of the Tokyo Stock exchange. We did. May IR Conference 31

Financial Overview

Financial Overview: P/L 27,019 36,457 34,226 46,424 52,947 61,840 2,350 4,528 3,869 7,033 6,994 836 2,113 9,003 6,266 4,178 4,299 264 - 10,000 20,000 30,000 40,000 50,000 60,000 70,000 FY2009 FY2010 FY2011 FY2012 FY2013 2014 est Revenue from collaborations Income from operations Net income May IR Conference 33 (In thousand US dollars) Note: 2009 and 2010 and are unaudited results. The 2014 forecast is based on May 15th earnings release

Financial Overview: B/S May IR Conference 34 23,638 34,809 41,495 47,024 54,048 193,384 4,209 14,101 20,840 25,607 31,124 185,317 - 50,000 100,000 150,000 200,000 250,000 FY2009 FY2010 FY2011 FY2012 FY2013 2014 Q1 Total assets Total shareholders' equity (In thousand US dollars) Note: 2009, 2010 and 2014 Q1 are unaudited results

Senior Team and Board of Directors

Senior Team 36 Hien DeYoung, CHIC, SPHR Vice President Human Resources Dave Lowrance, CPA Chief Financial Officer Keiko Mitsunobu Executive Director Alliance Management & Business Development Sy-Shi Wang, PhD, CCRP Executive Director Clinical Operations Karin Ludwig, MD Vice President Clinical Development Hans-Peter Pfleger, PhD Vice President Commercial Operations & Strategic Marketing Susan Schneider, MD Executive Medical Advisor Ryo Kubota, MD, PhD Chairman, CEO & President May IR Conference

Board of Directors (as of March 2014) 37 Officer Age Position(s) Experience Ryo Kubota, MD, PhD 47 Chairman, President, CEO • Founded Acucela in 2002; Chairman since April 2005 • Instructor at Keio University; Acting Assistant Professor at University of Washington School of Medicine • Member of American Academy of Ophthalmology, The Association for Research in Vision and Ophthalmology, and The Japanese Ophthalmological Society. Board of Japan-America Society of the State of Washington, Keio Medical Society, The American Chamber of Commerce in Japan, and The America-Japan Society, Inc.. Advisor of Japan Institute of Global Health (JIGH) and advisory board of G1 Venture Peter A. Kresel 70 Director • Director since August 2007 • Former Senior Vice President, Global Regulatory Affairs, Allergan, Inc. • Former Director, Worldwide Regulatory Affairs, Bristol-Myers Squibb Company • BS, Microbiology at Syracuse University; MBA, University College at Syracuse University Glen Y. Sato 54 Director • Director since August 2009 • Partner, Cooley LLP since 2006 • Former CFO of PDL BioPharma, Inc. and Exelixis, Inc. • BA, Economics, Wesleyan University; JD and MBA, University of California (Los Angeles) Note: as of March 2014

Board of Directors (as of March 2014) 38 Officer Age Position(s) Experience Michael Schutzler 51 Director • Director since May 2012 • CEO, The Washington Technology Industry Association • Former CEO and Director, Livemocha, Inc. • Founder, CEOsherpa LLC • Senior management role s at Digital Forest Inc., Talent Spring Inc., FlowPlay Inc. • Served as a member of the Board of Advisors of the Center for Innovation & Entrepreneurship at the Michael G. Foster School of Business at the University of Washington • BS, Pennsylvania State University; MBA, University of Rochester Brian O’Callaghan 44 Director • Director since September 2013 • Chairman and CEO of Sonrgy Inc. • Former President, CEO and Board Member Sangart Inc. • Member, Board of Directors for BIOCOM; Aquavit Biopharma; San Diego Century Club • Executive roles at NPS Pharmaceuticals, Inc., Covance Inc., Novartis Pharmaceuticals Corporation • MBA, Henley College of Business Management in the UK and a Marketing Diploma from Cork Institute of Technology & Marketing Institute of Ireland Note: as of March 2014

Company History

Acucela History Time Events April 2002 Founded the company in the basement Aug 2002 Hired full-time employees and opened a lab July 2003 Licensed Ocuscreen from University of Washington Oct 2003 Secured $2.1M in Series A financing Oct 2003 Entered into collaboration with Toyama Chemical for Ocuscreen Nov 2004 Secured $13.4M in Series B financing March 2006 Moved the headquarters and lab to Bothell Jan 2007 Transferred the technology of vitamin A derivative from UW Jan 2007 Initiated a vitamin A derivative-based clinical trial March 2007 Secured $25M in Series C financing Sep 2007 Awarded two SBIR grants May IR Conference 40

Acucela History (continued) Time Events May 2008 Initiated emixustat phase 1 trial in healthy volunteers Sep 2008 Entered into partnership with Otsuka Pharmaceutical for $250M co-development of emixustat for dry AMD and co- development of rebamipide for dry eye syndrome Dec 2009 Initiated rebamipide phase 2 trial in patients with dry eye syndrome Jan 2010 Initiated emixustat phase 2 trial ENVISION Clarity Trial in patients with GA associated dry AMD March 2010 Granted Fast Track Designation by US Food and Drug Administration for emixustat Sep 2010 Entered into new co-development and co-promotion agreement with Otsuka Pharmaceutical for OPA-6566 for ocular hypertension and/or glaucoma in the US Sep 2010 Moved the headquarters to Seattle, WA May IR Conference 41

Acucela History (continued) Time Events Aug 2011 Initiated OPA-6566 phase 1/2 trial in patients with ocular hypertension and/or glaucoma July 2012 Initiated rebamipide phase 3 trial in patients with dry eye syndrome March 2013 Initiated emixustat hydrochloride phase 2b/3 trial in patients with GA associated with dry AMD February 2014 Began trading on Mothers Board of Tokyo Stock Exchange March 2014 Completed enrollment in emixustat phase 2b/3 trial in patients with GA associated with dry AMD May IR Conference 42

Acucela is a clinical-stage biotechnology company that specializes in discovering and developing novel therapeutics to treat and slow the progression of sight-threatening ophthalmic diseases affecting millions of individuals worldwide.